Exhibit 24

             DIRECTOR'S POWER OF ATTORNEY

  (Post-Effective Amendments to Forms S-8 for ShopKo
         Stores, Inc. Employee Benefit Plans)


     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the post-effective amendments to the ShopKo Stores, Inc. Registration
Statements on Form S-8 (Reg. Nos. 33-43952, 33-58584,
33-70666, 33-81902, and 333-948) and any related
amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 13th day of May, 1998.




                              /s/  Jack W. Eugster
                              ------------------------
                              Jack W. Eugster

             DIRECTOR'S POWER OF ATTORNEY

  (Post-Effective Amendments to Forms S-8 for ShopKo
         Stores, Inc. Employee Benefit Plans)


     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the post-effective amendments to the ShopKo Stores, Inc. Registration
Statements on Form S-8 (Reg. Nos. 33-43952, 33-58584,
33-70666, 33-81902, and 333-948) and any related
amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 13th day of May, 1998.




                              /s/  Jeffrey C. Girard
                              --------------------------
                              Jeffrey C. Girard

             DIRECTOR'S POWER OF ATTORNEY

  (Post-Effective Amendments to Forms S-8 for ShopKo
         Stores, Inc. Employee Benefit Plans)


     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the post-effective amendments to the ShopKo Stores, Inc. Registration
Statements on Form S-8 (Reg. Nos. 33-43952, 33-58584,
33-70666, 33-81902, and 333-948) and any related
amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 13th day of May, 1998.




                              /s/  Dale P. Kramer
                              ------------------------
                              Dale P. Kramer

             DIRECTOR'S POWER OF ATTORNEY

  (Post-Effective Amendments to Forms S-8 for ShopKo
         Stores, Inc. Employee Benefit Plans)


     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the post-effective amendments to the ShopKo Stores, Inc. Registration
Statements on Form S-8 (Reg. Nos. 33-43952, 33-58584,
33-70666, 33-81902, and 333-948) and any related
amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 13th day of May, 1998.




                              /s/  William J. Podany
                              --------------------------
                              William J. Podany

             DIRECTOR'S POWER OF ATTORNEY

  (Post-Effective Amendments to Forms S-8 for ShopKo
         Stores, Inc. Employee Benefit Plans)


     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the post-effective amendments to the ShopKo Stores, Inc. Registration
Statements on Form S-8 (Reg. Nos. 33-43952, 33-58584,
33-70666, 33-81902, and 333-948) and any related
amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 13th day of May, 1998.




                              /s/  James L. Reinertsen, M.D.
                              -------------------------------
                              James L. Reinertsen, M.D.

             DIRECTOR'S POWER OF ATTORNEY

  (Post-Effective Amendments to Forms S-8 for ShopKo
         Stores, Inc. Employee Benefit Plans)


     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the post-effective amendments to the ShopKo Stores, Inc. Registration
Statements on Form S-8 (Reg. Nos. 33-43952, 33-58584,
33-70666, 33-81902, and 333-948) and any related
amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 13th day of May, 1998.




                              /s/  Stephen E. Watson
                              ---------------------------
                              Stephen E. Watson